UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON D. C. 20549


                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES ANDEXCHANGE ACT OF 1934.


                                OCTOBER 25, 2005
                Date of Report (Date of Earliest Event Reported)


                             DNAPRINT GENOMICS, INC.
               --------------------------------------------------
               (Exact name of Registrant as specified in charter)


                         COMMISSION FILE NUMBER: 0-31905


         UTAH                                                  59-2780520
------------------------                               -------------------------
(State of Incorporation)                               (I.R.S. Employer I.D. No)



                     900 COCOANUT AVENUE, SARASOTA, FL 34236
                    ----------------------------------------
                    (Address of Principal Executive Offices)


                                 (941) 366-3400
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

License Agreement with Dr. Mark Froimowitz
------------------------------------------

      On October 25, 2005, the Registrant, through its wholly owned subsidiary, DNAPrint Pharmaceuticals, Inc. entered into an exclusive Licensing Agreement (the "License") with Dr. Mark Froimowitz to develop a series of methylphenidate analogs or Ritalin-like compounds targeting the clinical development of enhanced pharmaceuticals for the treatment of drug addiction, attention deficit hyperactivity disorder ("ADHD"), and depression. The licensed compounds are analogs of Ritalin, a well-known drug used for treatment of ADHD. The analogs are designed specifically to have a slow onset and increased half-life in the bloodstream, thus reducing a patient's required daily dosage and the potential for drug abuse. The Registrant has the exclusive right to develop, use, market and sell products derived from the licensed compounds.

      The Registrant is obligated to pay the Licensor a two percent (2%) quarterly royalty fee on the net sales of products covered by the License. Minimum annual maintenance fees of $25,000 are required for the License term, but will be deducted from royalties. Additionally, the License requires progress payments of up to $275,000 upon the successful development and approval of licensed products. The License's initial five (5) year term is supplemented by options capable of extending the License term for up to twenty years.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

      See Item 1.01 above.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                         DNAPrint genomics, Inc.


                                         By: /s/ Richard Gabriel
                                             -----------------------------------
                                             Richard Gabriel, President